REACQUISITION AGREEMENT

         This REACQUISITION AGREEMENT dated as of the _____ day of ________, 1996, is by and among BALTIMORE MEDICAL GROUP, LLC, a Maryland limited liability company (the "LLC"); MEDICAL HOLDINGS LIMITED PARTNERSHIP, a Maryland limited partnership (the "LP"); DOCTORS HEALTH SYSTEM, INC., a Maryland corporation ("DHS"); and __________________________ (the "Physician").

         WHEREAS, each of the parties has, simultaneously with the execution of its Agreement, executed and delivered a Practice Participation Agreement which affords to the Physician the right, in its discretion, to reacquire and resume its Medical Practice,

         WHEREAS, each of the LLC, the LP and DHS, in order to induce the Physician to execute and deliver the Practice Participation Agreement and the other Admission Closing Documents, to contribute the assets of its Medical Practice to the LP and to engage in the Practice of Medicine exclusively with, through and as an employee of the LLC, wish to grant to the Physician the Reacquisition Rights contained in its Agreement and the Physician wishes to obtain the Reacquisition Rights contained in its Agreement in order to preserve and memorialize its right to reacquire and resume its Medical Practice independent of any affiliation with the LLC, the LP and DHS; and

         WHEREAS, the parties wish to set forth their mutual understandings and agreements with respect to the Physician's Reacquisition Rights.

         NOW, THEREFORE, in consideration of the foregoing, the mutual undertakings of the parties contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to its Agreement, intending to be legally bound, agree as follows:

                                    ARTICLE I

                           RECITALS, DEFINITIONS, ETC.

         1.1.  RECITALS.

         The above recitals are true and correct and are incorporated herein.

         1.2.  DEFINITION APPENDIX.

         When used in its Agreement with its initial letter capitalized, a word shall have the meaning set forth in the Definition Appendix attached as APPENDIX B to the Practice Participation Agreement except that the term "Practice Closing Documents," for purposes of its Agreement (and the other documents described in Article II hereof and executed simultaneously herewith pursuant to which the Physician shall become a Member and an employee of the LLC and a Limited Partner in the LP) (the "Admission Closing Documents") shall include the Admission Closing Documents.

         1.3.  CERTAIN OTHER DEFINITIONS.

         When used in its Agreement with its initial letter capitalized, a word that is not defined in APPENDIX B to the Practice Participation Agreement shall have the meaning assigned to it elsewhere in its Agreement. All references herein or in any agreement or instrument executed in connection herewith to entities shall include successor entities, and all references to entities by name shall include such entities following any change of entity name. All references to gender shall include each gender and all singular pronoun or other references shall, where appropriate, include the plural.

         1.4.  APPENDICES, EXHIBITS AND SCHEDULES.

         Attached hereto and forming an integral part of its Agreement are various Appendices, Exhibits and Schedules, all of which are incorporated into its Agreement as fully as if the contents hereof were set out in full herein at each point of reference hereto.

         1.5.  REFERENCES.

         All references herein or in any agreement or instrument entered into in connection herewith to any agreement, instrument or other document shall include any and all amendments, modifications, extensions, renewals, substitutions, supplements, Exhibits and Schedules to, of and for such agreement, contract, instrument or document, and all references to entities shall include successor entities and entities following a name change.

                                   ARTICLE II

                          PRACTICE REACQUISITION RIGHTS

         2.1. The Physician may, in its sole discretion, and DHS, the LP and the LLC hereby grant to the Physician the option to, reacquire its Medical Practice from DHS, the LP, the LLC or any of them pursuant to the terms of its Agreement and subject to the Physician's satisfaction of and compliance with all terms, agreements, warranties, representations, covenants and conditions set forth herein and in ARTICLE XV of the Practice Participation Agreement relating to the Physician's Reacquisition Rights. The parties acknowledge and agree that the intent of its Reacquisition Agreement is (a) to afford to the Physician the opportunity to terminate all professional and business relationships with the LP, the LLC and DHS if, in the Physician's sole discretion, the Physician does not wish to continue to engage in the Practice of Medicine with and through the LLC and in affiliation with DHS; and (b) to facilitate the withdrawal of the Physician from all professional relationships with the LLC, the resumption of the Physician's Practice of Medicine and the continuation of the LLC's Practice of Medicine without the Physician, all with as little disruption as possible to any party hereto.

         2.2 EXERCISE OF REACQUISITION RIGHT. The Physician must exercise the Reacquisition Rights afforded him by its Agreement and by ARTICLE XV of the Practice Participation Agreement by giving written notice within 270 days from the date hereof (the "Reacquisition Notice") of such exercise in the manner set forth in SECTION 4.2 hereof to each of the LLP, the LLC and DHS, time being of the essence.

         2.3 REACQUIRED ASSETS AND LIABILITIES. Upon the effective exercise by the Physician of its Reacquisition Rights through a timely Reacquisition Notice:

              (a) The Physician shall be obligated, and agrees, to reacquire from DHS and the LP, and each of DHS and the LP shall be obligated, and agrees, to convey to the Physician, all of the Assets described on SCHEDULE A to the Sixth Amendment to the Limited Partnership Agreement executed and delivered by the Physician on the Admission Closing Date as being contributed by the Physician to the LP that are, on the Reacquisition Closing Date, in the possession of or under control of the LP, DHS or the Physician and such replacement assets as shall, as of the Reacquisition Closing Date, have been provided to the Physician for use in its Practice of Medicine pursuant to the PSO Agreement or shall hereafter have been acquired by or provided for the Physician with respect to its Medical Practice (the "Reacquired Assets").

              (b) The Physician shall be obligated, and agrees, to assume and hereafter to pay, perform and discharge, and each of the LP and DHS shall be obligated, and agrees, to assign and convey to the Physician, all of the assumed liabilities with respect to the Physician's Medical Practice identified in
SECTION 2 of EXHIBIT 1 of the LP Assignment and Bill of Sale executed and delivered by the Physician simultaneously herewith (the "Reacquired Liabilities") as remain outstanding, unpaid or unsatisfied as of the Reacquisition Closing Date and any other additional liabilities or obligations of the LP or DHS or any Affiliate of either of them with respect to the Medical Practice reacquired by the Physician pursuant to its Agreement as may exist on the Reacquisition Closing Date.

         2.4 REACQUISITION PRICE; PAYMENT. The Physician shall purchase and DHS and the LP shall convey to the Physician the Reacquired Assets, and the Physician shall assume and DHS and the LP shall convey to the Physician the Reacquired Liabilities, for the following consideration (the "Reacquisition Price"):

              (a) Payment by the Physician to DHS of the amount of cash, if any, received by the Physician for the contribution of its Medical Practice to the LP at the Admission Closing,

              (b) Cancellation as paid in full of the Receivables Note of the LP or DHS in favor of the Physician which the Physician received in respect of contribution of its Medical Practice to the LP at the Admission Closing;

              (c) Withdrawal of the Physician as a Member of the LLC pursuant to the provisions of SECTION 6.3 of the Operating Agreement and, consistent herewith, surrender by the Physician to the LLC of its Interest in the LLC; and

              (d) Withdrawal by the Physician as a Limited Partner of the LP pursuant to the provisions of SECTION 7.2 of the Limited Partnership Agreement, and, consistent herewith, surrender by the Physician to the LP of its Interest in the LP; provided, however, that upon such withdrawal and surrender the Physician shall not be entitled to receive any distribution of assets of the LP or any other distribution or consideration from the LP.

              (e) Resignation by the Physician as an employee of the LLC.

         2.5 REACQUISITION CLOSING. The Reacquisition Closing shall occur on a date (the "Reacquisition Closing Date") mutually agreed upon by the parties but in no event later than fifteen (15) days from the date DHS receives the Reacquisition Notice.

         2.6 DELIVERIES OF DHS, THE LLC AND THE LP AT REACQUISITION CLOSING. At the Reacquisition Closing, DHS and the LP shall effectively and legally assign, transfer, convey and deliver to the Physician all of their rights, title and interest in and to the Physician's Medical Practice, including, without limitation, the Reacquired Assets. In furtherance of the foregoing and, unless the parties mutually agree otherwise, DHS, the LP and with respect to Subsection
(c) hereof, the LLC shall deliver or cause to be delivered to the Physician at the Reacquisition Closing:

              (a) A fully executed, limited warranty bill of sale and assignment and assumption agreement in form substantially similar to EXHIBIT 2.8 attached to the Practice Participation Agreement in respect of the sale, transfer and assignment of the Physician's Medical Practice and the Reacquired Assets to the Physician and the assumption by the Physician of the Reacquired Liabilities;

              (b) All necessary consents to assignments of those of the Contracts and any other document, act or thing that does not permit assignment, such consents to assignment to be in form substantially similar to the consents delivered by the Physician at the Admission Closing or reasonably satisfactory to the Physician;

              (c) A certified check or wire transfer of immediately available funds in the amount of the Physician's Net Equity in the LLC, if any; and

              (d) A written confirmation stating that the Physician's Practice Participation Agreement and the Physician's Professional Services Employment Agreement have been terminated reasonably acceptable to the Physician, together with such other assignments, certificates and supporting documents as are contemplated hereby or reasonably required on any of them.

         2.7 THE PHYSICIAN'S DELIVERIES AT REACQUISITION CLOSING. At the Reacquisition Closing, the Physician shall effectively and legally assume or reassume, as the case may be, and hereafter pay, perform and discharge all of the Reacquired Liabilities and shall also effectively and legally withdraw as a Member of the LLC and a Limited Partner of the LP and, in furtherance of the foregoing, and unless the parties mutually agree otherwise, at the Acquisition Closing, shall:

              (a) Pay  or   deliver,   as  the  case   may  be,   the
Reacquisition Price as set forth in SECTION 2.4 hereof;

              (b) Execute and deliver to the LLC an irrevocable election withdrawing as a Member of the LLC and surrendering its Interest in the LLC to the LLC;

              (c) Execute and deliver to the LP an irrevocable election withdrawing as a Limited Partner of the LP and surrendering its Interest in the LP to the LP; and

              (d) Execute and deliver to the LLC, the LP and DHS (i) a release and waiver and acknowledgment of assumption of the Reacquired Liabilities, and
(ii) a written confirmation stating that the Physician's Practice Participation Agreement and the Physician's Professional Services Employment Agreement have been terminated, reasonably acceptable to DHS, together with such other assignments, certificates and supporting documents as are contemplated hereby or reasonably required by any of them.

                                   ARTICLE III

                               DISPUTE RESOLUTION

         3.1 GENERAL. Any dispute between parties to its Agreement arising under or with respect to its Agreement (a "Dispute", hereinafter and for purposes of SCHEDULE 13.1 to the Practice Participation Agreement), shall be submitted to binding arbitration according to procedures described on SCHEDULE 13.1 to the Practice Participation Agreement. Each party hereto agrees to abide by the time periods stated in such SCHEDULE 13.1. The resolution of any such Dispute stated in such procedures, including without limitation through arbitral award, shall be binding upon the parties for all purposes and may be enforced in any court of competent jurisdiction.

         3.2 COSTS OF LITIGATION. If a party or parties files suit or brings an arbitration proceeding to enforce its rights under its Agreement, against another party or parties, the prevailing party or parties shall be entitled to recover from the other party all expenses incurred by it or them in preparing for and in trying the case, including, but not limited to, investigative costs, court costs and reasonable attorney's fees.

         3.3 CONSENT TO JURISDICTION. The parties submit to the jurisdiction and venue of the courts of the State of Maryland.

         3.4 NO JURY TRIAL. NO PARTY SHALL ELECT A TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY CONNECTED WITH ITS AGREEMENT.

                                   ARTICLE IV

                                  MISCELLANEOUS

         4.1 TAXES. Except as may be otherwise agreed by DHS and the Physician, to the extent that any taxes other than income taxes may be owing to any governmental authority with respect to any transfer or other disposition of property or rights pursuant to its Agreement, the parties agree that such Taxes shall be paid by the Physician. The Physician agrees that he will be solely responsible for paying any Taxes assessed (including Taxes owing with respect to gain recognized in accordance with Section 311(b) of the Code) relating to any property or rights transferred to or by him and occurring, or relating to, any period prior to the Closing Date.

         4.2 NOTICES. Any notices given with respect to its Agreement shall be deemed given if in writing and delivered or mailed by registered or certified mail, postage prepaid, return receipt requested, reliable overnight courier service, hand delivery or other delivery service providing written evidence of delivery. When giving any notices hereunder, the addresses shall be as follows:

     If to The LLC:

     Baltimore Medical Group, LLC
     10451 Mill Run Circle
     Tenth Floor
     Owings Mills, Maryland 21117

     If to DHS:

     Doctors Health System, Inc.
     10451 Mill Run Circle
     Tenth Floor
     Owings Mills, Maryland 21117

     Attention:  Director of Legal Affairs

     If to the LP:

     Medical Holdings Limited Partnership
     10451 Mill Run Circle
     Tenth Floor
     Owings Mills, Maryland 21117

     If to the Physician:

     _________________________

     _________________________

     _________________________


     With a required copy to:

     _________________________

     _________________________

     _________________________


              Each notice given by registered or certified mail or courier or other delivery service shall be deemed given and received on the date of receipt stated in the return receipt or similar evidence of delivery. Failure of or delay in delivery of any copy of a notice shall not impair the effectiveness of any original notice properly given to any party in accordance with the terms of its Section. Each party may change its address or addressee for notice by giving notice hereof in the manner herein above provided.

         4.3 ENTIRE AGREEMENT. Its Agreement and the other Practice Closing Documents contain the entire understanding between the parties and supersede any prior understanding and agreements between them respecting such subject matters. There are no representations, warranties, agreements, arrangements or understandings, oral or written, between the parties relating to the subject of the Practice Closing Documents which are not fully expressed herein.

         4.4 SEVERABILITY. If any provision of its Agreement, or the application hereof to any person or circumstances shall, for any reason and to any extent, be invalid or unenforceable, the remainder of its Agreement and the application of such provision to other persons or circumstances shall not be affected hereby, but rather shall be enforced to the greatest extent permitted by such Laws.

         4.5 ASSIGNMENT. No party to its Agreement shall have any right to transfer, convey or assign its rights or obligations under its Agreement to any Person. Each party to its Agreement reserves the right to change its name to any other name that it believes desirable or appropriate to the operation of its business or otherwise.

         4.6 COUNTERPARTS. Its Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

         4.7 ADDITIONAL DOCUMENTS AND ACTS. In connection with its Agreement, as well as all transactions contemplated by the Practice Closing Documents, each party agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be reasonably necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of its Agreement, and all such transactions.

         4.8 INTERPRETATION. ITS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE RESPECTIVE PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         4.9 AMENDMENT. Its Agreement, including the Exhibits, Appendices and Schedules hereto, may not be amended, altered or modified except by instrument in writing executed by each party hereto, including through its duly authorized attorney-in-fact.

         4.10 SURVIVAL. All warranties, representations, covenants, undertakings and indemnifications of each party contained herein shall survive closing and the execution and delivery of its Agreement.

         4.11 PUBLIC ANNOUNCEMENTS. No party other than DHS shall make any press release or public announcement concerning the transactions contemplated by its Agreement and the other Practice Closing Documents without the prior written approval of DHS, except to the extent legally required. If any such announcement or other disclosure is required by law, the disclosing party agrees to give DHS prior notice and an opportunity to comment on the proposed disclosure.

         IN WITNESS WHEREOF, the parties hereto have executed or caused their duly authorized representatives to execute its Agreement as of the day and year first above written.

ATTEST/WITNESS                  BALTIMORE MEDICAL GROUP, LLC

_________________________  By:                              (SEAL)
                              Scott Rifkin, M.D., President


ATTEST/WITNESS                  MEDICAL HOLDINGS
                                 LIMITED PARTNERSHIP
                           By:  BMGGP, Inc., General Partner

_________________________  By:                              (SEAL)
                              Scott Rifkin, M.D., President


ATTEST:                    DOCTORS HEALTH SYSTEM, INC.

_________________________  By:                              (SEAL)
                              Stewart B. Gold, President



WITNESS

_____________________________                               (SEAL)